Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002

I, Jason Tienor, Chief Executive Officer of Telkonet, Inc. (the “Company”), certify that:

(1)    The Annual Report on Form 10-K/A of the Company for the period ended December 31, 2006 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason Tienor
Jason Tienor
Chief Executive Officer
March 3, 2008